                                                                    Exhibit 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the undersigned, Maritza Ramirez, Chief Financial Officer of Gateway Industries,
Inc. a  Delaware  corporation  (the  "Company"),  does  hereby  certify,  to her knowledge, that:

The Annual  Report on Form  10-KSB for the year ended  December  31, 2002 of the
Company (the "Report") fully complies with the  requirements of Section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                                /s/ Maritza Ramirez
                                                --------------------------------
                                                Maritza Ramirez
                                                Chief Financial Officer
                                                March 7, 2003